UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

February 24, 2010

Date of Report (Date of earliest event reported)

FEI COMPANY

(Exact name of registrant as specified in its charter)

Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission Identification No.)	(IRS Employer File Number)

5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 726-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On February 24, 2010, the Audit Committee of the Board of Directors of FEI Company (the “Company”) approved the replacement of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s principal independent registered public accountant. Neither of Deloitte & Touche’s reports on the financial statements of the Company for the last two fiscal years contain an adverse opinion or a disclaimer of opinion, and neither are qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period preceding the dismissal, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreements in connection with its report. The Company provided Deloitte & Touche a copy of the above disclosures and requested Deloitte & Touche to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. A copy of that letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Effective February 24, 2010, KPMG LLP was engaged as the Company’s principal independent accountant to audit the Company’s financial statements.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2010, under metrics previously approved by the Compensation Committee of the Board of Directors, FEI Company (the “Company”) determined payments under the Company’s Management Variable Compensation Plan (“MVP”) to the Company’s named executive officers (as such term is defined in Item 401(a)(3) of Regulation S-K) for performance in its second half of 2009. The payments were calculated in accordance with the metrics disclosed by the Company in a Current Report on Form 8-K dated June 25, 2009. The amounts payable to the named executive officers are as follows:

Named Executive Officer:	Incentive Payments Under Second-Half 2009 MVP
Don R. Kania	$256,375
Robert H. J. Fastenau	€49,943
Raymond A. Link	$93,562
Benjamin Loh	$85,522
Bradley J. Thies	$59,201

Item 5.05.	Amendments to the Company’s Code of Business Conduct and Ethics.

On February 24, 2010, Board of Directors of FEI Company (the “Company”) approved amendments to its Code of Business Conduct and Ethics (the “Code”). The amendments were modest and address our policies regarding gifts to third parties, insider trading, treatment of confidential information and maintaining accurate books and records, among other matters. The foregoing summary of amendments is qualified in its entirety by reference to the full text of the Code, as amended and restated, a copy of which is attached as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.05.

The Code applies to all of the Company’s officers, directors and employees. Amending the Code did not result in a waiver or implicit waiver (as defined in Instruction 2 to Item 5.05), of the previous Code. The Code has been posted in the Investor Relations section of the Company’s website, www.fei.com, under Corporate Governance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
14.1	Code of Business Conduct and Ethics, as amended and restated to date

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Vice President, General Counsel and Secretary

Date: March 2, 2010